UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 1, 2006

                             1-800-FLOWERS.COM, INC.


             (Exact name of registrant as specified in its charter)



          Delaware                    0-26841                  11-3117311
(State of incorporation)      (Commission File Number)       (IRS Employer
                                                             Identification No.)


                         One Old Country Road, Suite 500
                           Carle Place, New York 11514

               (Address of principal executive offices) (Zip Code)

                                 (516) 237-6000

              (Registrant's telephone number, including area code)

                                       N/A

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)


Item 2.01.        Completion of Acquisition or Disposition of Assets.

     On May 1, 2006, 1-800-FLOWERS.COM, Inc, a Delaware corporation (the "Company"), completed the acquisition of all of the outstanding capital stock of Fannie May Confections Brands, Inc., a Utah corporation ("Fannie May"), from R. Taz Murray, David Taiclet, Murray Family Partnership, Terry Mitchell, Lewis V. Nord, Kayne Anderson Capital Advisors, L.P. and Delaware Street Capital Master Fund, L.P. (the "Fannie May Holders") for a purchase price of approximately $85 million in cash, subject to adjustment for working capital.

     The terms of the transaction are set forth in the Stock Purchase Agreement, dated as of April 5, 2006, among the Company, FMCB Acquisition Co., Inc., Alpine Confections Holdings, Inc., Alpine Confections Canada, ULC, Maxfield Candy Company, Kencraft, Inc., the Fannie May holders and R. Taz Murray, as the Sellers' Representative (the "Stock Purchase Agreement"). The Company announced the execution of the Stock Purchase Agreement on April 5, 2006.

         The foregoing description of the transaction does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement attached hereto as Exhibit 2.1 and incorporated herein by reference.

         A copy of the Company's press release, dated May 2, 2006, which announced the completion of the transaction, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.         Financial Statements and Exhibits.


         (a) Financial statements of business to be acquired.

         The financial statements required pursuant to Rule 3-05 of Regulation S-X will be filed by amendment to this Current Report on Form 8-K no later than July 14, 2006.

         (b) Pro forma financial information.

         The pro forma financial information required pursuant to Article 11 of Regulation S-X will be filed by amendment to this Current Report on Form 8-K no later than July 1, 2006.

         (d) Exhibits. The following exhibits are filed herewith:


------------------------- ------------------------------------------------------
Exhibit No.               Description
------------------------- ------------------------------------------------------

2.1 Stock Purchase Agreement, dated as of April 5, 2006, by and among 1-800-FLOWERS.COM, Inc.,
                          FMCB Acquisition Co., Inc., Fannie May Confections Brands, Inc., Alpine Confections Holdings, Inc., Alpine Confections Canada, ULC, Maxfiled Candy Company, Kencraft, Inc., the securityholders of Fannie May Confections Brands, Inc. whose names appear on the signature pages thereto, and R. Taz Murray, as the Sellers' Representative.

------------------------- ------------------------------------------------------
                          Press Release ("1-800-FLOWERS.COM(R) Closes
                          Acquisition of Fannie May Confections Brands,
99.1 Inc., a Multi-Channel Retailer and Manufacturer of Leading Confectionery Brands Including: Fannie May(R), Harry London(R) and Fanny Farmer(R)") dated
                          May 2, 2006.
------------------------- ------------------------------------------------------


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             1-800-FLOWERS.COM, Inc.




                              /s/William E. Shea
                              William E. Shea
                              Chief Financial Officer, Senior Vice-President Finance and Administration



Date: May 4, 2006




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